MERRILL LYNCH
                                                                LATIN AMERICA
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                August 31, 1998

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of August 31, 1998

                 A map illustrating the following percentages:

                          Mexico              29.0%
                          Venezuela            1.4%
                          Colombia             3.4%
                          Peru                 3.0%
                          Brazil              38.5%
                          Argentina            6.3%
                          Chile                3.5%

* Total may not equal 100% and does not include short-term securities.

                         Merrill Lynch Latin America Fund, Inc., August 31, 1998

DEAR SHAREHOLDER

For the quarter ended August 31, 1998, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -37.84%, -38.02%, -37.95%, -37.79%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

The unmanaged Morgan Stanley Capital International (MSCI) Latin America Free Index declined 35.51% and the J.P. Morgan Latin Brady Bond Index declined 24.01% for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index.) Detrimental to the Fund's performance during the quarter was its overweighted position in Venezuela, whose market declined 56.68%. Also hurting performance was the Fund's underweighted position in Argentina, whose market, although down 30.12%, was the best performer in the region.

Investment Overview

During the past three months, both emerging and developed capital markets worldwide declined at double-digit rates. During this period, several developments pointing to a rapid deterioration in the world's economic performance coincided to deliver blows to nearly all markets. The MSCI World Index, a proxy for the US and international stock markets combined, declined 11.38% for the three-month period and 13.32% for the month of August alone. Among the key developments that created a mood of crisis were the currency devaluation and unstable politics in Russia, the deflationary pressures on US corporate earnings and the absence of recovery in Japanese and other Asian economies. The ensuing volatility in markets heightened investor concerns about the risk of further currency devaluations.

During the three months ended August 31, 1998, the Russian crisis affected the Latin American markets largely through capital flows. Because Latin American economies still depend heavily on external capital, any market turmoil that reduces these inflows or raises the cost of borrowing is detrimental to their markets. For example, some investors sold down Latin American securities, which were among the most tradable emerging market securities, to cover margin calls and losses suffered on Russian investments. Also, investor sentiment ties Russia with Brazil because of their similarity in size, dependence on commodity exports, large trade deficits and significant levels of foreign debt. Nevertheless, this comparison overlooks the differences between the two--Brazil has a longer tradition of capitalism, a larger reserve position and more experience in dealing with turbulent capital flows.

However, aside from the capital flow effects, worldwide deflationary pressures emanating from the ongoing Asian crisis are hurting economies in Latin America through damage to trade balances. The main source is the weakness in the prices of commodities, which are some of the region's chief exports. Notable in importance are petroleum for Venezuela, Mexico and Colombia; copper for Chile and Peru; and agricultural commodities for Argentina. Another source of problems is the strength of the US dollar, which hampers the competitiveness of exports from those Latin countries whose currencies are directly or indirectly pegged to the US dollar. In addition, the slowdown in world economic growth will hamper Latin American exports in general, with a US slowdown being particularly detrimental to Mexican exports.

For the three-month period ended August 31, 1998, the Mexican stock market declined by 40%. Investor uneasiness stemmed from a combination of concerns over weak oil prices, a decelerating US economy (Mexico's main trading partner), controversies surrounding the banking sector and political uncertainty. In response to weaker oil prices, the government announced a series of spending cuts that will inevitably halt what had been robust economic growth. Real gross domestic product (GDP) grew by 7.0% in Mexico during 1997. Economic activity in sectors such as construction is clearly already slowing down, partly because of reduced government expenditures on infrastructure projects. In the Mexican equity market, where it is estimated that foreign investment represents approximately one-third of market capitalization, stocks suffering the largest declines were the most liquid ones, representing evidence of foreign money pressuring the markets. The banking sector in Mexico was especially hard-hit, with bank stock declines of over 60% during the quarter as the controversy over prior government bailout programs reached new levels. Also affecting bank stocks was the hike in interest rates, in response to market turbulence.

One of the Fund's key holdings in Mexico is Fomento Economico Mexicano, S.A. de C.V. (Femsa). This company's lines of business include beer, soft drinks, packaging and retail sales. Our investment is predicated on the strength of its underlying businesses: the resiliency of the beer business, the continued strong performance of Coca-Cola Femsa, and the improvement in the retail division, as witnessed by the increase in same-store sales during the August quarter. Furthermore, management has taken steps to strengthen the balance sheet of the company and enhance shareholder value by paying down a substantial amount of debt during the quarter and declaring a significant dividend. While the near-term outlook for the consumer goods and retail sectors may be dimming, we believed that the long-term prospects for Femsa were strong.

For the August quarter, the Brazilian market declined by 34%. Foremost among investor concerns is the stability of the real, Brazil's currency. There is a general consensus that the real has become overvalued and that the current foreign exchange regime, a currency band very closely tied to the dollar, allows for little flexibility in solving this problem. Although progress has been made on the fiscal balance, the fiscal deficit deteriorated substantially as interest rates increased and economic growth was brought to a halt. Also of concern is the size and maturity structure of government debt, with heavy components in both dollar-linked and floating-rate debt. As of August 31, 1998, the level of international reserves in Brazil has been quite healthy and the government has been quick to respond to any attacks on the currency through monetary policy. However, recent outflows of capital triggered by the global market downturn hinder the Brazilian economic team's ability to defend the currency.

Brazil's political risk has abated somewhat from earlier in the quarter when the Labor Party candidate for president, Luiz Ignacio (Lula) Da Silva, enjoyed a strong showing in the polls. With the outlook now much more positive for President Cardoso's re-election, and hence a continuation of the reform process, political concerns have moved to the back burner. Elections are scheduled in Brazil for October 1998.

A major development during the August quarter was the privatization of the telecommunications holding company, Telebras. In July, Brazil celebrated Latin America's largest privatization, selling its stake in the giant telecommunications company for almost $19 billion, representing a premium of approximately 70% above the asking price. As part of the privatization, the former Telebras was split into 12 regional phone companies, with each company to be listed on both the Sao Paulo and New York Stock Exchanges. Each holder of Telebras could opt to receive shares in each of the 12 new holding companies created, which will eventually be listed on both the Sao Paulo and the New York Stock Exchanges, or holders could convert their Telebras holdings into a single instrument, called Telebras Holders. Telebras has traditionally represented a significant weight in the Fund. We have always considered it to be an attractive investment given the depth and size of the home telecommunications market in Brazil and the scope for efficiency improvements.

Recent history has shown that there is often a spillover effect from Brazil to Argentina. During the quarter ended August 31, 1998, the Argentine market declined by 30%, chiefly on concerns about Brazil, rising interest rates and a growing current account deficit. However, despite market turmoil, international reserves and bank deposits in Argentina continued to grow. In past episodes of turbulence, deposit flight was one of the key pressure points, but improvements in the financial system have bolstered depositor confidence. Nonetheless, with capital flows to the region slowing down in the near future, and commodity prices depressed, investors already began to factor in a


                                     2 & 3

                         Merrill Lynch Latin America Fund, Inc., August 31, 1998

slower growth scenario for Argentina. YPF S.A., a defensive stock held in Argentina, is a large energy company with businesses in oil and gas. Despite lower global petroleum prices, this stock held up relatively well compared to similar Argentine energy companies during the August quarter.

Of all the Latin American stock markets, the market in Venezuela declined the most--down 57% for the August quarter. The belief that a devaluation of the bolivar was imminent set off a strong round of selling in August. While a devaluation is still possible for Venezuela, we believed that its impact on the region would probably be more psychological than economic. Given the very low valuations in the Venezuelan market, it is likely that much of the devaluation risk is already priced in. The most immediate problem confronting Venezuela is one of weak petroleum prices, the country's main export. Compounding this underlying weakness is a reform program that has stalled in recent years, mounting inflation and unemployment and the political rhetoric of various political parties. Many fear that the reform process would be set back even further if Comandante Chavez, the front runner in the polls, is elected president. Mr. Chavez, a populist candidate, once attempted a military coup against former President Carlos Andres Perez.

One of the Fund's key holdings in Venezuela is Mavesa S.A., the food and household products firm. Mavesa was originally founded as a producer of margarines, but has expanded its products to include mayonnaise, fruit juices, mineral water, chocolate drinks and soaps. Despite recent expansion into other Andean countries, Mavesa's businesses have remained focused in the Venezuelan domestic market. For this reason, the company's earnings for the first six months of 1998 were hurt by the worsening economic situation in Venezuela. However, from a long-term perspective, we believed the company did possess positive aspects, including a low level of debt, a history of profitability, even in difficult times, and strong domestic market share in its key products.

In Conclusion

The quarter ended August 31, 1998 proved once again that Latin American equity markets remain extremely sensitive to world developments. Until this period, the economic fundamentals of Latin America had been relatively strong and improving. But the rush of investors to exit from emerging markets and the absence of strong sources for growth in the developed countries triggered a vicious cycle of economic and financial deterioration. We would note that the continuation of global downtrends will probably take a higher toll on the region than we had originally anticipated. However, despite the slower outlook for Latin American growth and a higher risk premium attributed to Latin American investments, security valuations in the region compare favorably to those elsewhere in the developing world. Although value does not provide a catalyst for a recovery in prices, it can provide a firmer floor.

We thank you for your continued support of Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/  Arthur Zeikel

Arthur Zeikel
President


/s/ Grace Pineda

Grace Pineda
Senior Vice President and Portfolio Manager

October 1, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                12 Month         3 Month      Since Inception
                                              Total Return    Total Return     Total Return
=============================================================================================
ML Latin America Fund, Inc. Class A Shares       -49.02%         -37.84%          -49.87%
---------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares       -49.57          -38.02           - 9.64
---------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares       -49.54          -37.95           -51.83
---------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares       -49.10          -37.79           - 4.52
=============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are Class A & Class C Shares, 10/21/94 and Class B & Class D Shares, 9/27/91.


                                     4 & 5

                         Merrill Lynch Latin America Fund, Inc., August 31, 1998

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                 -26.75%          -30.59%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98               - 7.32           - 8.66
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                 -27.53%          -30.43%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                           + 3.43           + 3.43
--------------------------------------------------------------------------------
Inception (9/27/91) through 6/30/98                + 4.70           + 4.70
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                 -27.52%          -28.25%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98               - 8.29           - 8.29
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                                 -26.91%          -30.75%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                           + 4.25           + 3.13
--------------------------------------------------------------------------------
Inception (9/27/91) through 6/30/98                + 5.53           + 4.69
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                        Shares Held/                                                                      Percent of
COUNTRY        Industries                Face Amount          Long-Term Investments                 Cost          Value   Net Assets
====================================================================================================================================
Argentina      Banking                       122,195  Banco de Galicia y Buenos Aires S.A.
                                                        (ADR) (1)                              $  3,519,977  $  1,397,605       0.5%
               ---------------------------------------------------------------------------------------------------------------------
               Beverages                     502,883  Quilmes Industrial S.A. (ADR) (1)           5,958,037     3,551,611       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Merchandising                 547,144  Grimoldi S.A. (Class B)                     3,174,556       985,076       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Oil & Gas Producers           239,413  YPF S.A. (ADR) (1)                          6,887,671     5,297,013       2.0
               ---------------------------------------------------------------------------------------------------------------------
               Real Estate                 1,166,915  Inversiones y Representaciones S.A.
                                                        (IRSA)                                    3,126,377     2,801,212       1.1
                                              33,506  Inversiones y Representaciones S.A.
                                                        (IRSA) (GDR) (2)                          1,091,833       795,767       0.3
                                                                                               ------------  ------------     ------
                                                                                                  4,218,210     3,596,979       1.4
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications             30,766  Telefonica de Argentina S.A. (ADR) (1)        908,361       688,389       0.3
                                             525,000  Telefonica de Argentina S.A. (Class B)      1,497,352     1,181,510       0.4
                                                                                               ------------  ------------     ------
                                                                                                  2,405,713     1,869,899       0.7
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Long-Term Investments in
                                                        Argentina                                26,164,164    16,698,183       6.3
====================================================================================================================================
Brazil         Banking                   983,999,592  Banco Bradesco S.A. (Preferred)             6,222,047     5,518,693       2.0
                                          10,729,655  Banco Itau S.A. (Preferred)                 7,064,466     4,558,827       1.7
                                             229,327  Uniao de Bancos Brasileiros S.A.
                                                        (Unibanco) (GDR) (2)                      6,677,919     3,439,905       1.3
                                          15,000,000  Uniao de Bancos Brasileiros S.A.
                                                        (Unibanco) (Units) (3)                    1,198,257       458,872       0.2
                                                                                               ------------  ------------     ------
                                                                                                 21,162,689    13,976,297       5.2
               ---------------------------------------------------------------------------------------------------------------------
               Beverages & Tobacco        17,282,558  Companhia Cervejaria Brahma S.A. PN
                                                        (Preferred)                              10,773,720     8,136,078       3.0
                                              27,200  Companhia Cervejaria Brahma S.A. PN
                                                        (Preferred) (ADR) (1)                       397,933       251,600       0.1
                                                                                               ------------  ------------     ------
                                                                                                 11,171,653     8,387,678       3.1
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                   622,204  Souza Cruz S.A.                             4,584,833     3,785,674       1.4
               ---------------------------------------------------------------------------------------------------------------------
               Energy Sources              1,082,757  Companhia Paranaense de Energia S.A.
                                                        (Copel) (ADR) (1)                        19,356,682     5,955,163       2.2
                                          37,879,446  Petroleo Brasileiro S.A. (Preferred)       10,069,150     3,698,461       1.4
                                                                                               ------------  ------------     ------
                                                                                                 29,425,832     9,653,624       3.6
               ---------------------------------------------------------------------------------------------------------------------
               Foreign Government  US$     1,884,000  Republic of Brazil, Global Bonds,
               Obligations                               10.125% due 5/15/2027                    1,632,015     1,055,040       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Forest Products           288,086,000  Votorantim Celulose e Papel S.A.
                                                         (Preferred)                              7,636,997     3,549,666       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Machinery &                 8,848,000  Weg Exportadora S.A. (Preferred)            5,270,921     5,639,021       2.1
               Engineering
               ---------------------------------------------------------------------------------------------------------------------
               Metals & Steel      US$     1,099,391  Companhia de Vale do Rio Doce S.A.,
                                                         0.0% due 12/31/2049**                            0             0       0.0
                                             431,579  Companhia de Vale do Rio Doce S.A.
                                                         (Preferred)                              8,763,695     5,721,136       2.1
                                         514,495,000  Companhia Siderurgica de Tubarao S.A.
                                                         (Preferred)                              8,243,683     3,672,466       1.4
                                                 949  Companhia Siderurgica Nacional S.A.--
                                                         CSN                                             23            15       0.0
                                                                                               ------------  ------------     ------
                                                                                                 17,007,401     9,393,617       3.5
               ---------------------------------------------------------------------------------------------------------------------
               Retail                        125,100  Companhia Brasileira de Distribuicao
                                                         Grupo Pao de Acucar S.A. (ADR) (1)       2,571,085     1,688,850       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications            273,449  Telecomunicacoes Brasileiras S.A.--
                                                         Telebras (ADR) (1)                      32,868,498    19,329,426       7.2
                                         149,205,637  Telecomunicacoes Brasileiras S.A.--
                                                         Telebras (Ordinary)                      9,932,085     7,480,568       2.8
                                           9,845,775  Telecomunicacoes de Minas Gerais S.A.
                                                         -- TELEMIG (Ordinary)                      837,551       267,730       0.1
                                           9,845,775  Telemig Celular S.A.                          343,357       167,331       0.1
                                                                                               ------------  ------------     ------
                                                                                                 43,981,491    27,245,055      10.2
               ---------------------------------------------------------------------------------------------------------------------
               Textiles & Apparel         20,431,686  Companhia de Tecidos Norte de Minas
                                                         S.A.--Coteminas (Preferred)              8,466,529     2,083,449       0.8
                                          21,491,685  Empresa Nasional de Comercio S.A.               6,971        35,430       0.0
                                                                                               ------------  ------------     ------
                                                                                                  8,473,500     2,118,879       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Utilities                   1,122,012  Centrais Eletricas de Santa Catarina
                                                         S.A. (CELESC) 'B' (Preferred)              591,246       467,187       0.2
                                              74,917  Centrais Eletricas de Santa Catarina
                                                         S.A. (CELESC) (GDR) (2)                  6,026,323     3,182,676       1.2
                                              29,288  Companhia Energetica de Minas Gerais
                                                         S.A. (CEMIG) (ADR) (1)                     536,560       534,506       0.2
                                              72,502  Companhia Energetica de Minas Gerais
                                                         S.A. (CEMIG) (ADR) (1)                   1,416,102     1,355,236       0.5
                                         213,732,914  Companhia Energetica de Minas Gerais
                                                         S.A.(CEMIG) (Preferred)                  7,902,085     3,995,687       1.5


                                     6 & 7

                         Merrill Lynch Latin America Fund, Inc., August 31, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                 (in US dollars)

                                        Shares Held/                                                                      Percent of
COUNTRY        Industries                Face Amount          Long-Term Investments                 Cost          Value   Net Assets
====================================================================================================================================
Brazil         Utilities                     163,811  Companhia Paulista de Forca e Luz S.A.
(concluded)    (concluded)                               (Rights)                              $     14,058  $     11,971       0.0%
                                             288,000  Globex Utilidades S.A. (Preferred)          5,061,120     1,346,023       0.5
                                                                                               ------------  ------------     ------
                                                                                                 21,547,494    10,893,286       4.1
               ---------------------------------------------------------------------------------------------------------------------
               Utilities--Electric        47,070,000  Companhia Energetica de Sao Paulo S.A.
                                                         (CESP) (Preferred)                       2,475,423       639,973       0.2
                                       1,164,600,000  Companhia Energetica do Ceara S.A.
                                                         (Preferred)                              4,963,587     1,979,266       0.8
                                              55,930  Espirito Santo Centrais Eletricas S.A.
                                                         (Escelsa)                               10,012,656     3,136,795       1.2
                                                                                               ------------  ------------     ------
                                                                                                 17,451,666     5,756,034       2.2
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Long-Term Investments in Brazil     191,917,577   103,142,721      38.5
====================================================================================================================================
Chile          Telecommunications            299,925  Compania de Telecomunicaciones de
                                                         Chile S.A. (ADR) (1)                     7,704,729     4,592,602       1.7
               ---------------------------------------------------------------------------------------------------------------------
               Utilities                      75,000  Chilectra S.A. (ADR) (1)                    1,263,750     1,205,962       0.4
                                           3,724,465  Empresa Nacional de Electricidad S.A.
                                                         (ENDESA)                                 2,032,168     1,119,310       0.4
                                           2,057,425  Enersis S.A.                                  930,264       740,238       0.3
                                              98,000  Enersis S.A. (ADR) (1)                      2,451,109     1,776,250       0.7
                                                                                               ------------  ------------     ------
                                                                                                  6,677,291     4,841,760       1.8
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Long-Term Investments in Chile       14,382,020     9,434,362       3.5
====================================================================================================================================
Colombia       Banking                     1,503,010  Banco de Bogota S.A.                        7,261,871     4,464,479       1.7
                                              79,971  Banco Ganadero S.A. (Preferred) (ADR)
                                                        (1)                                       1,833,706     1,219,558       0.4
                                                                                               ------------  ------------     ------
                                                                                                  9,095,577     5,684,037       2.1
               ---------------------------------------------------------------------------------------------------------------------
               Beverages & Tobacco           488,354  Bavaria S.A.                                1,797,411     1,879,600       0.7
               ---------------------------------------------------------------------------------------------------------------------
               Financial Services            488,354  Valores Bavaria S.A.                        1,033,615       553,282       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Merchandising               1,485,966  Gran Cadena de Almacenes Colombianos
                                                         S.A. (CADENALCO)                         4,043,019       916,977       0.3
                                              36,400  Gran Cadena de Almacenes Colombianos
                                                         S.A. (CADENALCO) (ADR) (1)                 611,250       136,500       0.1
                                                                                               ------------  ------------     ------
                                                                                                  4,654,269     1,053,477       0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Long-Term Investments in
                                                        Colombia                                 16,580,872     9,170,396       3.4
====================================================================================================================================
Mexico         Banking                     3,410,757  Grupo Financiero Banamex--Accival,
                                                         S.A. de C.V. 'B' (Banacci)               8,137,719     2,875,099       1.1
                                              63,000  Grupo Financiero Banamex--Accival,
                                                         S.A. de C.V. 'L' (Banacci)                 140,485        45,519       0.0
                                                                                               ------------  ------------     ------
                                                                                                  8,278,204     2,920,618       1.1
               ---------------------------------------------------------------------------------------------------------------------
               Beverages                     256,000  Panamerican Beverages Inc. (Class A)
                                                         (US Registered Shares)                   5,244,270     4,080,000       1.5
               ---------------------------------------------------------------------------------------------------------------------
               Beverages & Tobacco           202,301  Fomento Economico Mexicano, S.A. de
                                                         C.V. (Femsa) (ADR) (1)                   2,605,540     3,464,405       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Broadcast--Media            2,870,000  Grupo Radio Centro, S.A. de C.V.            4,647,848     2,160,060       0.8
                                              64,400  Grupo Radio Centro, S.A. de C.V. (ADR)
                                                         (1)                                        905,464       406,525       0.2
                                                                                               ------------  ------------     ------
                                                                                                  5,553,312     2,566,585       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Building Materials             28,491  Cemex, S.A. de C.V.                           106,996        57,325       0.0
                                              29,019  Cemex, S.A. de C.V. (ADR) (1)                 223,537       128,656       0.0
                                             410,030  Cemex, S.A. de C.V. 'B'                     2,090,049       987,528       0.4
                                             967,308  Cemex, S.A. de C.V. 'B' (ADR) (1)           9,069,909     5,064,728       1.9
                                                                                               ------------  ------------     ------
                                                                                                 11,490,491     6,238,237       2.3
               ---------------------------------------------------------------------------------------------------------------------
               Chemicals                     180,118  Desc, S.A. de C.V. (ADR) (1)                3,843,752     2,791,829       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Construction                  223,600  Grupo Tribasa, S.A. de C.V. 'A1'
                                                         (ADR) (1)                                1,477,673       545,025       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                   766,268  Alfa, S.A. de C.V. (Class A)                6,379,317     1,730,159       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Foreign Government  US$    15,540,000  United Mexican States, Global Bonds,
               Obligations                               11.50% due 5/15/2026                    17,797,888    13,442,100       5.0
               ---------------------------------------------------------------------------------------------------------------------
               Health & Personal           1,530,980  Kimberly-Clark de Mexico, S.A. de
               Care                                      C.V. 'A'                                 4,088,426     3,364,622       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Merchandising               5,000,930  Cifra, S.A. de C.V. 'C'                     5,904,765     5,520,344       2.1
               ---------------------------------------------------------------------------------------------------------------------
               Multi-Industry              2,078,374  Grupo Carso, S.A. de C.V. 'A1'              9,768,402     5,109,901       1.9
                                              30,833  Grupo Carso, S.A. de C.V. (ADR) (1)           346,980       152,932       0.1
                                                                                               ------------  ------------     ------
                                                                                                 10,115,382     5,262,833       2.0
               ---------------------------------------------------------------------------------------------------------------------
               Steel                       1,488,000  Hylsamex, S.A. de C.V.                      6,905,138     1,968,072       0.7
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications            244,797  Grupo Televisa, S.A. de C.V. (GDR) (2)      7,443,298     4,222,748       1.6
                                             546,157  Telefonos de Mexico, S.A. de C.V.
                                                         (ADR) (1)                               26,908,746    19,490,978       7.3
                                                                                               ------------  ------------     ------
                                                                                                 34,352,044    23,713,726       8.9
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Long-Term Investments in Mexico     124,036,202    77,608,555      29.0
====================================================================================================================================
Peru           Financial Services            202,792  Credicorp Ltd. S.A.                         3,147,988     1,939,198       0.7
               ---------------------------------------------------------------------------------------------------------------------
               Food & Household            6,996,882  Consorcio Alimentos Fabril Pacifico S.A.    5,483,960     1,601,808       0.6
               Products
               ---------------------------------------------------------------------------------------------------------------------
               Metals--Non-Ferrous           392,200  Compania de Minas Buenaventura S.A.
                                                         (ADR) (1)                                6,771,689     2,990,525       1.1
                                           1,173,498  Minsur S.A. (T Shares)                      2,575,220     1,479,526       0.6
                                                                                               ------------  ------------     ------
                                                                                                  9,346,909     4,470,051       1.7
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Long-Term Investments in Peru        17,978,857     8,011,057       3.0
====================================================================================================================================
Venezuela      Building Materials            764,789  Corporacion Venezolana de Cementos I,
                                                         S.A.C.A.                                   361,820       179,021       0.1
                                           1,156,928  Corporacion Venezolana de Cementos II,
                                                         S.A.C.A.                                   505,161       278,778       0.1
                                                                                               ------------  ------------     ------
                                                                                                    866,981       457,799       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Food & Household           28,061,157  Mavesa S.A.                                 1,748,791     1,125,344       0.4
               Products
               ---------------------------------------------------------------------------------------------------------------------
               Metal Processing               46,750  International Briquettes Holding, Inc.        610,672       227,906       0.1
               ---------------------------------------------------------------------------------------------------------------------
               Textiles                      757,926  Sudamtex de Venezuela S.A.C.A. (ADR)
                                                        (1)                                      10,150,880       911,558       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Utilities                   4,479,201  C.A. La Electricidad de Caracas
                                                         S.A.I.C.A.--S.A.C.A.                     4,837,080     1,079,326       0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Long-Term Investments in
                                                         Venezuela                               18,214,404     3,801,933       1.4
====================================================================================================================================
                                                      Total Long-Term Investments in Latin
                                                         America                                409,274,096   227,867,207      85.1
====================================================================================================================================


                                     8 & 9

                         Merrill Lynch Latin America Fund, Inc., August 31, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                                                                                                          Percent of
COUNTRY                                  Face Amount         Short-Term Investments                 Cost          Value   Net Assets
====================================================================================================================================
United States  Commercial Paper*   US$     4,967,000  General Motors Acceptance Corp., 5.81%
                                                         due 9/01/1998                         $  4,967,000  $  4,967,000       1.8%
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Short-Term Investments                4,967,000     4,967,000       1.8
====================================================================================================================================
               Total Investments                                                               $414,241,096   232,834,207      86.9
                                                                                               ============
               Other Assets Less Liabilities                                                                   34,953,651      13.1
                                                                                                             ------------     ------
               Net Assets                                                                                    $267,787,858     100.0%
                                                                                                             ============     ======
====================================================================================================================================
               Net Asset Value:    Class A--Based on net assets of $28,352,330 and 3,310,823
                                      shares outstanding                                                     $       8.56
                                                                                                             ============
                                   Class B--Based on net assets of $180,125,636 and
                                      21,828,826 shares outstanding                                          $       8.25
                                                                                                             ============
                                   Class C--Based on net assets of $11,716,034 and 1,422,258
                                      shares outstanding                                                     $       8.24
                                                                                                             ============
                                   Class D--Based on net assets of $47,593,858 and 5,595,974
                                      shares outstanding                                                     $       8.51
                                                                                                             ============
====================================================================================================================================

      * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      ** Received through a bonus issue from Companhia de Vale do Rio Doce S.A. As of August 31, 1998, the bonds had not commenced trading and the coupon rate had not been determined.
      (1)   American Depositary Receipts (ADR).
      (2)   Global Depositary Receipts (GDR).
      (3) Each unit represents one preferred share of Uniao de Bancos Brasileiros S.A. (Unibanco) and one preferred 'B' share of Unibanco Holdings S.A.

PORTFOLIO INFORMATION

As of August 31, 1998
                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets

Telecomunicacoes Brasileiras S.A.--Telebras* ......................      10.0%
Telefonos de Mexico, S.A. de C.V. (ADR) ...........................       7.3
Companhia Cervejaria Brahma S.A. PN (Preferred)* ..................       3.1
Cemex, S.A. de C.V.* ..............................................       2.3
Companhia Paranaense de Energia S.A. (Copel) (ADR) ................       2.2
Companhia Energetica de Minas Gerais S.A. (CEMIG)* ................       2.2
Companhia de Vale do Rio Doce S.A. (Preferred) ....................       2.1
Weg Exportadora S.A. (Preferred) ..................................       2.1
Cifra, S.A. de C.V. 'C' ...........................................       2.1
Banco Bradesco S.A. (Preferred) ...................................       2.0
Telecommunications ................................................      21.5
Banking ...........................................................       8.9
Utilities .........................................................       6.3
Beverages & Tobacco ...............................................       5.1
Energy Sources ....................................................       3.6
Metals & Steel ....................................................       3.5
Merchandising .....................................................       2.9
Beverages .........................................................       2.8
Building Materials ................................................       2.5
Utilities--Electric ...............................................       2.2

      *     Includes combined holdings.

EQUITY PORTFOLIO CHANGES

For the Quarter Ended August 31, 1998

Additions

 Cemex, S.A. de C.V.
 Cemex, S.A. de C.V. (ADR)
*Centrais Geradoras do Sul do Brasil S.A.
*Companhia de Vale do Rio Doce S.A.

Deletions

 Centrais Eletricas Brasileiras S.A. (Eletrobras)
*Centrais Geradoras do Sul do Brasil S.A.
 Cifra, S.A. de C.V. 'V'
 Coca-Cola Femsa, S.A. de C.V. (Series L) (ADR)
*Companhia de Vale do Rio Doce S.A.
 Companhia Paulista de Forca e Luz S.A.
 Compania Anonima Nacional Telefonos de Venezuela (CANTV) (ADR)
 Compania Naviera Perez Companc S.A.C.F.I.M.F.A.
 Grupo Financiero Bancomer, S.A. de C.V. 'B' (Ordinary)
 Grupo Financiero Bancomer, S.A. de C.V. (Series L)
 Quinenco S.A. (ADR)
 Telecom Argentina Stet--France Telecom S.A. (ADR)
 Usinas Siderurgicas de Minas Gerais S.A.--Usiminas (Preferred)

      *     Added and deleted in the same quarter.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    10 & 11

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16140--8/98

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